Exhibit 99.1

FOR IMMEDIATE RELEASE

AEROCENTURY REGAINS COMPLIANCE WITH NYSE AMERICAN

PALO ALTO, CALIFORNIA, March 14, 2022 /PRNewswire/ -- AeroCentury Corp. (“AeroCentury” or the “Company”) (NYSE American: ACY), today announced it has received written notice from the NYSE American LLC (the “NYSE American”) that the Company has regained compliance with continued listing standards outlined in Part 10 of the NYSE American Company Guide (the “Company Guide”).

As previously disclosed, the Company received notice from the NYSE American on September 11, 2020 that it was not in compliance with Section 1003(a)(i) – (iii) of the Company Guide. Subsequently, the Company received notice from the NYSE American on May 28, 2021 that it was not in compliance with Section 1003(a)(ii) of the Company Guide.

As a result of management’s efforts, on March 11, 2022, the NYSE American informed the Company that it has regained compliance with all of the NYSE American continued listing standards set forth in Part 10 of the Company Guide.

About AeroCentury: AeroCentury (the “Company”) is a holding company located in Palo Alto, California with two subsidiaries: Mega Metaverse Corp., a California corporation (“Mega”) and JetFleet Management Corp. a California corporation (“JetFleet”). The Company focus on GameFi business through Mega and will continue to focus on third-party management service contracts for aircraft operations through our majority owned subsidiary JetFleet, which was part of our legacy business. For more information, please visit: http://www.aerocentury.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. All statements in this press release other than statements that are purely historical are forward-looking statements. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose,” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees for future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, are: the ability to manage growth; ability to identify and integrate other future acquisitions; ability to obtain additional financing in the future to fund capital expenditures; fluctuations in general economic and business conditions; costs or other factors adversely affecting the Company’s profitability; litigation involving patents, intellectual property, and other matters; potential changes in the legislative and regulatory environment; a pandemic or epidemic. The forward-looking statements in this press release and the Company’s future results of operations are subject to additional risks and uncertainties set forth under the heading “Factors that May Affect Future Results and Liquidity” in documents filed by the Company with the Securities and Exchange Commission, including the Company’s quarterly reports on Form 10-Q and the Company’s latest annual report on Form 10-K, and are based on information available to the Company on the date hereof. In addition, such risks and uncertainties include the Company’s inability to predict or control bankruptcy proceedings and the uncertainties surrounding the ability to generate cash proceeds through the sale or other monetization of the Company’s assets. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this press release.

Investor Relations: info@aerocentury.com